UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 27, 2011

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2011, Spansion Inc. (the “Company”) entered into a Separation Agreement and Release (the “Agreement”) with James P. Reid, the Company’s former Executive Vice President, Sales and Marketing. Mr. Reid’s employment with the Company terminated on May 20, 2011 (the “Termination Date”). Under the terms of the Agreement, Mr. Reid will continue to receive his base salary and the Company will pay COBRA premiums for continuation of Mr. Reid’s health insurance for six months following the Termination Date. In addition, the Company agreed to accelerate the vesting of 30,000 shares of stock subject to unvested stock options held by Mr. Reid and Mr. Reid released any and all claims against the Company.

The preceding description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 26, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which are described in detail in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2011. The results for the votes for each proposal are set forth below.

Item 1.	The stockholders elected two Class I directors to the Board of Directors, to serve for a three-year term until the 2014 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
William E. Mitchell (Class A Common Stock)	35,361,202	3,955,949	3,363,988
Paul Mercadante (Class B Common Stock)	1	0	0

Item 2.	The stockholders approved the amendments to the Company’s Amended and Restated Certificate of Incorporation:

Votes For	Votes Against	Abstain	Broker Non-Votes
39,292,906	21,601	2,644	3,363,988

Item 3.	The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
39,212,410	102,097	2,644	3,363,988

Item 4.	The stockholders recommended, on a non-binding, advisory basis, that a stockholder advisory vote on the compensation paid to the Company’s named executive officers should occur annually:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
37,372,231	887	1,941,289	2,744	3,363,988

Item 5.	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,618,285	60,210	2,644	0

[Signature Page Follows]

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2011	SPANSION INC.

	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Executive Vice President and Chief Financial Officer

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